UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2006

BroadVision, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28252	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

585 Broadway, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 261-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On October 13, 2006, the Audit Committee of the Board of Directors of BroadVision, Inc. ("we" or the "Company") approved the replacement of Stonefield Josephson, Inc. ("Stonefield Josephson") as our independent registered public accounting firm, and we advised Stonefield Josephson of its dismissal on October 14, 2006. The report of Stonefield Josephson on our consolidated financial statements for the year ended December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2005 and through October 14, 2006, there were no disagreements with Stonefield Josephson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stonefield Josephson, would have caused it to make reference thereto in its report on the financial statements for such periods, except as follows. During the course of the preparation of our financial statements for the year ended December 31, 2005, there were two disagreements between Stonefield Josephson and our management, both of which were resolved to Stonefield Josephson’s satisfaction prior to the issuance of the financial statements. These two matters concerned the appropriate accounting for (i) the embedded derivatives related to the convertible debt arrangements we entered into in November 2004 and (ii) the transactions we effected pursuant to the Debt Conversion Agreement we entered into in December 2005. The Audit Committee of our Board of Directors subsequently discussed these matters with Stonefield Josephson and our management and was satisfied with the resolution of the matters. We have requested Stonefield Josephson to respond fully to any inquiries it may receive from successor accountants concerning these matters.

During the year ended December 31, 2005 and through October 14, 2006, other than as described below, there were no "reportable events" requiring disclosure pursuant to Section 304(a)(1)(v) of Regulation S-K of the Securities Act of 1934, as amended, as the term "reportable events" is therein defined.

As previously disclosed in our 2005 Form 10-K, during the audit of our financial statements for the year ended December 31, 2005, Stonefield Josephson advised us that internal controls necessary for us to develop reliable financial statements did not exist at that point in time, because we did not have a sufficient number of experienced personnel in our accounting and finance organization to facilitate an efficient financial statement close process and permit the preparation of our financial statements in accordance with U.S. Generally Accepted Accounting Principles. For example, there were a significant number of adjustments to our financial statements during the course of the 2005 audit, at least one of which was individually material and required us to restate our financial statements for the year ended December 31, 2004. Our personnel also lack certain required skills and competencies to oversee the accounting operations and perform certain important control functions, such as the review, periodic inspection and investigation of transactions of our foreign locations. We and Stonefield Josephson consider this to be a deficiency that is also a material weakness in the operation of entity-level controls.

As previously disclosed in our Form 10-Q for the quarter ended June 30, 2006, we consider the deficiencies that caused this material weakness not to have been remedied as of June 30, 2006. If we are not successful in remedying these deficiencies, there is more than a remote likelihood that our quarterly or annual financial statements could be materially misstated, which could require a restatement in the future. In June 2006, William Meyer resigned as our Chief Financial Officer, a position Mr. Meyer had held since April 2003. Mr. Meyer’s departure compounded our staffing needs and will increase the time it will take to fully remediate this material weakness.

Prior to the filing of this report with the Securities and Exchange Commission, we provided Stonefield Josephson with a copy of this report and requested Stonefield Josephson to furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated October 18, 2006, is filed as Exhibit 16.1 to this report.

(b) New Independent Registered Public Accounting Firm

On October 16, 2006, we engaged the independent registered public accounting firm Odenberg, Ullakko, Muranishi & Co. LLP ("OUM") as our new independent accountants. Prior to the engagement of OUM, including the two most recent fiscal years through October 16, 2006, neither we nor anyone acting on our behalf consulted with OUM regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that OUM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Audit Committee of our Board of Directors approved the engagement of OUM as our independent registered public accounting firm on October 13, 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Description

16.1 Letter from Stonefield Josephson, Inc. to the U.S. Securities and Exchange Commission, dated October 18, 2006, stating its agreement with the statements made in this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

October 18, 2006	By:	/s/ Pehong Chen

Name: Pehong Chen
Title: President, Chief Executive Officer and interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Stonefield Josephson, Inc. to the U.S. Securities and Exchange Commission, dated October 18, 2006, stating its agreement with the statements made in this report.